Exhibit 99.1
FOR IMMEDIATE RELEASE
Symbotic Reports Fourth Quarter and Fiscal Year 2025 Results

Wilmington, Massachusetts (November 24, 2025) -- Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, announced financial results for its fourth fiscal quarter and fiscal year 2025, which ended on September 27, 2025. Symbotic reported revenue of $618 million, a net loss of $19 million and adjusted EBITDA1 of $49 million for the fourth quarter of fiscal year 2025.
In comparison, Symbotic posted revenue of $565 million, net income of $16 million and adjusted EBITDA1 of $42 million in the fourth quarter of fiscal year 2024.
Cash and cash equivalents increased by $467 million from the prior quarter, totaling $1,245 million at the end of the fourth quarter of fiscal year 2025.
For the full fiscal year 2025, Symbotic reported revenue of $2,247 million, reflecting 26% growth year-over-year, a net loss of $91 million, and adjusted EBITDA1 of $147 million.
“We delivered on our commitments to achieve strong top-line growth, a significant rise in operational systems, and strong margin expansion in fiscal year 2025 as we continue to enhance our value to customers,” said Rick Cohen, Symbotic Chairman and Chief Executive Officer. “We also added Medline, our first customer in the health care vertical, and enter fiscal year 2026 enthusiastic about our prospects to broaden opportunities with customers.”
“Revenue exceeded our expectations, and we delivered strong gross margin expansion and free cash flow in the fiscal fourth quarter of 2025,” said Izzy Martins, Symbotic Chief Financial Officer. “Looking ahead, the start of fiscal year 2026 is unfolding consistent with the expectations we outlined last quarter as our customers continue their transition to our next generation storage structure.”
OUTLOOK
For the first quarter of fiscal 2026, Symbotic expects revenue of $610 million to $630 million, and adjusted EBITDA2 of $49 million to $53 million.
WEBCAST INFORMATION
Symbotic will host a webcast today at 5:00 pm ET to discuss its fourth quarter and fiscal year 2025 results. The webcast link is: https://edge.media-server.com/mmc/go/Symbotic-Q4-2025.
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1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net income (loss), the most comparable GAAP measure.
2 Symbotic is not providing guidance for net income (loss), which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net income (loss) is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

ABOUT SYMBOTIC
Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today's complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce, Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.
USE OF NON-GAAP FINANCIAL INFORMATION
Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP financial measures”), including adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, adjusted research and development expenses, adjusted selling, general, and administrative expenses, and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this press release are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.
Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net income (loss) excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; equity method investment; internal control remediation; business transformation costs; fair value adjustments on strategic investments; restructuring charges; joint venture formation fees; equity financing transaction costs; and other infrequent items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation, stock-based compensation, and restructuring charges. Symbotic defines adjusted gross profit margin, a non-GAAP financial measure, as adjusted gross profit divided by total revenue. Symbotic defines adjusted research and development expenses, a non-GAAP financial measure, as GAAP research and development expenses excluding the following items: depreciation and amortization of tangible and intangible assets and stock-based compensation. Symbotic defines adjusted selling, general, and administrative expenses, a non-GAAP financial measure, as GAAP selling, general, and administrative expenses excluding the following items: depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; internal control remediation; business transformation costs; joint venture formation fees; equity financing transaction costs; and other infrequent items that may arise from time to time. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, adjusted research and development expenses, adjusted selling, general, and administrative expenses, and free cash flow non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.
Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding, Symbotic to:
•meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;
•expand its target customer base and maintain its existing customer base;
•realize the benefits expected from our GreenBox Systems LLC (“GreenBox”) joint venture, the commercial agreement with GreenBox, the commercial agreement with Nueva Wal Mart de México, S. de R.L. de C.V and the acquisition of the Advanced Systems and Robotics business from Walmart;
•realize its outlook, including its system gross margin;
•anticipate industry trends;
•maintain and enhance its system;
•anticipate rapid technological changes;
•execute its growth strategy;
•develop, design and sell systems that are differentiated from those of competitors;
•execute its research and development strategy;
•acquire, maintain, protect and enforce intellectual property;
•attract, train and retain effective officers, key employees or directors;
•comply with laws and regulations applicable to its business;
•stay abreast of modified or new laws and regulations applying to its business;
•successfully defend litigation;
•issue equity securities in connection with future transactions;
•meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;
•timely and effectively remediate any material weaknesses in its internal control over financial reporting;
•maintain the listing of the Symbotic common stock on Nasdaq; and
•effectively respond to general economic and business conditions.
Forward-looking statements also include, but are not limited to, statements with respect to:
•the future performance of Symbotic’s business and operations;
•expectations regarding revenues, expenses, adjusted EBITDA and anticipated cash needs;
•expectations regarding cash flow, liquidity and sources of funding;
•the next generation storage structure;

•expectations regarding capital expenditures;
•the anticipated benefits of Symbotic’s leadership structure;
•the effects of pending and future legislation, regulation and trade practices, including tariffs;
•business disruption;
•disruption to the business due to Symbotic’s dependency on Walmart;
•increasing competition in the warehouse automation industry;
•any delays in the design, production or launch of Symbotic’s systems and products;
•the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;
•any defects in new products or enhancements to existing products;
•the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of Symbotic’s new products and services and any changes in its product mix that shift too far into lower gross margin products; and
•any consequences associated with joint ventures and legislative and regulatory actions and reforms.
Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Annual Report on Form 10-K for the fiscal year ended September 27, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 24, 2025. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in Symbotic’s Annual Report on Form 10-K for the fiscal year ended September 27, 2025 filed with the SEC on November 24, 2025 and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance.
Any financial projections in this press release or discussed in the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.
Annualized, projected and estimated numbers are not forecasts and may not reflect actual results.
This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.
INVESTOR RELATIONS CONTACT
Charlie Anderson
Vice President, Investor Relations & Corporate Development
ir@symbotic.com
MEDIA INQUIRIES
mediainquiry@symbotic.com

Symbotic Inc. and Subsidiaries
Consolidated Statements of Operations

	Three Months Ended			Year Ended
(in thousands, except share and per share information)	September 27, 2025	June 28, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Revenue:
Systems	$582,329	$559,108	$536,447	$2,118,868	$1,705,440
Software maintenance and support	9,271	8,121	5,893	29,602	14,173
Operation services	26,857	24,892	22,226	98,452	68,566
Total revenue	618,457	592,121	564,566	2,246,922	1,788,179
Cost of revenue:
Systems	456,157	457,911	442,009	1,710,446	1,466,841
Software maintenance and support	2,827	1,756	2,748	8,562	8,949
Operation services	32,352	24,832	23,392	105,304	66,723
Total cost of revenue	491,336	484,499	468,149	1,824,312	1,542,513
Gross profit	127,121	107,622	96,417	422,610	245,666
Operating expenses:
Research and development expenses	58,732	52,147	40,130	216,013	173,457
Selling, general, and administrative expenses	83,638	75,670	45,399	298,730	188,934
Restructuring charges	6,513	16,361	—	22,873	—
Total operating expenses	148,883	144,178	85,529	537,616	362,391
Operating income (loss)	(21,762)	(36,556)	10,888	(115,006)	(116,725)
Other income, net	8,076	8,451	9,416	36,063	37,042
Income (loss) before income tax	(13,686)	(28,105)	20,304	(78,943)	(79,683)
Income tax benefit (expense)	423	(44)	(4,110)	1,627	(4,212)
Loss from equity method investment	(5,885)	(3,776)	(240)	(13,716)	(777)
Net income (loss)	(19,148)	(31,925)	15,954	(91,032)	(84,672)
Net income (loss) attributable to noncontrolling interests	(15,526)	(26,012)	13,118	(74,095)	(71,182)
Net income (loss) attributable to common stockholders	$(3,622)	$(5,913)	$2,836	$(16,937)	$(13,490)

Income (loss) per share of Class A Common Stock:
Basic and Diluted(1)	$(0.03)	$(0.05)	$0.03	$(0.16)	$(0.14)
Weighted-average shares of Class A Common Stock outstanding:
Basic	111,697,093	109,201,745	104,146,479	108,670,159	95,697,368
Diluted (2)	n/a	n/a	108,646,977	n/a	n/a
(1) For the periods presented, basic and diluted EPS were calculated as the same value and as such presented on the same line.
(2) Periods in which the Company was in a net loss position diluted weighted-average shares of Class A Common Stock outstanding is the same as basic and as such indicated with “n/a”.

Symbotic Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
The following table reconciles GAAP net income (loss) to Adjusted EBITDA:

	Three Months Ended			Year Ended
(in thousands)	September 27, 2025	June 28, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Net income (loss)	$(19,148)	$(31,925)	$15,954	$(91,032)	$(84,672)
Interest income	(8,085)	(8,373)	(9,353)	(31,456)	(36,907)
Income tax (benefit) expense	(423)	44	4,110	(1,627)	4,212
Depreciation and amortization	8,648	12,940	5,780	39,617	20,845
Stock-based compensation	53,852	50,279	26,100	180,834	120,608
Business combination transaction expenses	40	422	324	7,562	324
Joint venture formation fees	—	—	—	—	1,089
Restructuring charges	6,103	16,361	(775)	22,233	33,431
Internal control remediation	1,360	1,795		8,406	—
Business transformation costs	1,210	75		3,685	—
Fair value adjustments on strategic investments	—	—		(4,481)	—
Equity financing transaction costs	—	—	—	—	1,985
Equity method investment	5,885	3,776	240	13,716	777
Adjusted EBITDA	$49,442	$45,394	$42,380	$147,457	$61,692
The following table reconciles GAAP gross profit to Adjusted gross profit:

	Three Months Ended			Year Ended
(in thousands)	September 27, 2025	June 28, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Gross profit	$127,121	$107,622	$96,417	$422,610	$245,666
Depreciation	1,457	3,538	2,208	10,414	7,748
Stock-based compensation	8,672	16,034	3,260	39,678	15,654
Restructuring charges	(411)	—	(775)	(642)	33,431
Adjusted gross profit	$136,839	$127,194	$101,110	$472,060	$302,499

Gross profit margin	20.6%	18.2%	17.1%	18.8%	13.7%
Adjusted gross profit margin	22.1%	21.5%	17.9%	21.0%	16.9%

The following table reconciles GAAP research and development expenses to Adjusted research and development expenses:

	Three Months Ended			Year Ended
(in thousands)	September 27, 2025	June 28, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Research and development expenses	$58,732	$52,147	$40,130	$216,013	$173,457
Depreciation and amortization	(4,946)	(7,133)	(1,647)	(19,990)	(4,883)
Stock-based compensation	(16,494)	(12,860)	(11,553)	(57,213)	(53,266)
Adjusted research and development expenses	$37,292	$32,154	$26,930	$138,810	$115,308
The following table reconciles GAAP selling, general, and administrative expenses to Adjusted selling, general, and administrative expenses:

	Three Months Ended			Year Ended
(in thousands)	September 27, 2025	June 28, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Selling, general, and administrative expenses	$83,638	$75,670	$45,399	$298,730	$188,934
Depreciation and amortization	(2,245)	(2,270)	(1,926)	(9,214)	(8,220)
Stock-based compensation	(28,686)	(21,385)	(11,286)	(83,943)	(51,686)
Business combination transaction expenses	(40)	(422)	(324)	(7,562)	(324)
Internal control remediation	(1,359)	(1,795)	—	(8,406)	—
Business transformation costs	(1,210)	(75)	—	(3,685)	—
Joint venture formation fees	—	—	—	—	(1,089)
Equity financing transaction costs	—	—	—	—	(1,985)
Adjusted selling, general, and administrative expenses	$50,098	$49,723	$31,863	$185,920	$125,630
The following table reconciles GAAP net cash provided by (used in) operating activities to free cash flow:

	Three Months Ended			Year Ended
(in thousands)	September 27, 2025	June 28, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Net cash provided by (used in) operating activities	$530,680	$(138,343)	$(99,383)	$866,939	$(58,077)
Purchases of property and equipment and capitalization of internal use software development costs	(36,246)	(14,867)	(21,367)	(79,030)	(44,374)
Free cash flow	$494,434	$(153,210)	$(120,750)	$787,909	$(102,451)

Symbotic Inc. and Subsidiaries
Supplemental Common Share Information
Total Common Shares issued and outstanding:

	September 27, 2025	September 28, 2024
Class A Common Shares issued and outstanding	112,635,932	104,689,377
Class V-1 Common Shares issued and outstanding	74,693,311	76,965,386
Class V-3 Common Shares issued and outstanding	403,559,196	404,309,196
	590,888,439	585,963,959

Symbotic Inc. and Subsidiaries
Consolidated Balance Sheets

(in thousands, except share data)	September 27, 2025	September 28, 2024
ASSETS
Current assets:
Cash and cash equivalents	$1,244,993	$727,310
Accounts receivable	186,705	201,548
Unbilled accounts receivable	181,658	218,233
Inventories	164,390	106,136
Deferred expenses	20,532	1,058
Prepaid expenses and other current assets	92,050	101,252
Total current assets	1,890,328	1,355,537
Property and equipment, net	117,649	97,109
Intangible assets, net	79,149	3,664
Goodwill	59,871	—
Equity method investment	123,034	81,289
Other assets	131,166	40,953
Total assets	$2,401,197	$1,578,552
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$286,669	$175,188
Accrued expenses and other current liabilities	200,442	165,644
Deferred revenue	1,242,312	676,314
Total current liabilities	1,729,423	1,017,146
Deferred revenue	124,932	129,233
Other liabilities	63,629	42,043
Total liabilities	1,917,984	1,188,422
Commitments and contingencies	—	—
Equity:
Class A Common Stock, 3,000,000,000 shares authorized, 112,635,932 and 104,689,377 shares issued and outstanding at September 27, 2025 and September 28, 2024, respectively	13	13
Class V-1 Common Stock, 1,000,000,000 shares authorized, 74,693,311 and 76,965,386 shares issued and outstanding at September 27, 2025 and September 28, 2024, respectively	7	7
Class V-3 Common Stock, 450,000,000 shares authorized, 403,559,196 and 404,309,196 shares issued and outstanding at September 27, 2025 and September 28, 2024, respectively	40	40
Additional paid-in capital	1,564,815	1,523,692
Accumulated deficit	(1,340,862)	(1,323,925)
Accumulated other comprehensive loss	(2,695)	(2,594)
Total stockholders' equity	221,318	197,233
Noncontrolling interest	261,895	192,897
Total equity	483,213	390,130
Total liabilities and equity	$2,401,197	$1,578,552

Symbotic Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Three Months Ended			Year Ended
(in thousands)	September 27, 2025	June 28, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Cash flows from operating activities:
Net income (loss)	$(19,148)	$(31,925)	$15,954	$(91,032)	$(84,672)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	8,650	12,941	5,781	39,604	20,847
Amortization of leases	1,353	1,261	651	4,525	2,633
Restructuring of leases	3,469	—	—	3,469	—
Loss from equity method investment	5,885	3,776	240	13,716	777
Foreign currency (gains) losses, net	40	(61)	—	(33)	(8)
Loss on disposal of assets	63	—	337	264	337
Gain on investments	—	—	—	—	(10,084)
Provision for excess and obsolete inventory	2,247	3,921	(775)	7,148	33,330
Deferred taxes, net	(4,205)	—	3,917	(4,205)	3,917
Stock-based compensation	64,368	49,440	25,350	183,936	112,208
Gain from strategic investment fair value adjustment	—	—	—	(4,481)	—
Changes in operating assets and liabilities:
Accounts receivable	(50,495)	1,389	(101,010)	15,075	(132,305)
Inventories	(28,690)	3,470	30,202	(58,876)	103
Prepaid expenses and other current assets	7,685	(37,107)	(114,889)	70,386	(112,050)
Deferred expenses	(1,589)	27,503	5,690	21,993	(4,936)
Other assets	25,624	(9,449)	(4,088)	8,696	(9,040)
Accounts payable	56,360	(4,407)	47,399	96,904	65,270
Accrued expenses and other current liabilities	17,969	12,532	(10,126)	10,356	38,467
Deferred revenue	489,118	(171,331)	6,309	606,406	18,318
Acquisition-related consideration paid to customer	(45,000)	—	—	(45,000)	—
Other liabilities	(3,024)	(296)	(10,325)	(11,912)	(1,189)
Net cash provided by (used in) operating activities	530,680	(138,343)	(99,383)	866,939	(58,077)
Cash flows from investing activities:
Purchases of property and equipment and capitalization of software development costs	(36,246)	(14,867)	(21,367)	(79,030)	(44,374)
Proceeds from maturities of marketable securities	—	—	—	—	340,000
Purchases of marketable securities	—	—	—	—	(48,660)
Acquisitions of strategic investments	(87,656)	(24,233)	(23,996)	(129,881)	(90,485)
Cash paid for business acquisitions	58,169	—	—	(141,831)	—
Net cash provided by (used in) investing activities	(65,733)	(39,100)	(45,363)	(350,742)	156,481
Cash flows from financing activities:
Payment for taxes related to net share settlement of stock-based compensation awards	—	—	—	(3,012)	(3,181)

Net proceeds from issuance of common stock under employee stock purchase plan	1,622	—	2,308	4,855	5,743
Proceeds from issuance of Class A Common Stock	—	—	—	—	257,985
Distributions to or on behalf of Symbotic Holdings LLC partners	—	57	(561)	(1,175)	(48,215)
Proceeds from exercise of warrants	—	—	—	—	158,704
Net cash provided by financing activities	1,622	57	1,747	668	371,036
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(16)	24	21	(26)	(4)
Net increase (decrease) in cash, cash equivalents, and restricted cash	466,553	(177,362)	(142,978)	516,839	469,436
Cash, cash equivalents, and restricted cash - beginning of period	780,640	958,002	873,332	730,354	260,918
Cash, cash equivalents, and restricted cash - end of period	$1,247,193	$780,640	$730,354	$1,247,193	$730,354

	Three Months Ended			Year Ended
(in thousands)	September 27, 2025	June 28, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$1,244,993	$777,576	$727,310	$1,244,993	$727,310
Restricted cash	2,200	3,064	3,044	2,200	3,044
Cash, cash equivalents, and restricted cash	$1,247,193	$780,640	$730,354	$1,247,193	$730,354